Exhibit 99.1

GRANT THORNTON LLP 4695 MacArthur Court, Suite 1600	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Newport Beach, CA 92660-1873

D +1 949 553 1600 F +1 949 553 0168
Board of Directors and Management of Channel Partners Capital, LLC, CPC Asset Securitization IV, LLC, Truist Securities, Inc and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Channel Partners Capital, LLC’s (the “Company) business advances and business loans as of May 31, 2025 (the “Subject Matter”) related to CPC Asset Securitization IV, LLC’s (the “Issuer”) issuance of Notes (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Truist Securities, Inc. (“Truist”) and Guggenheim Securities, LLC (“Guggenheim”, and together with Truist, the Issuer and Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the business advances and business loans and our findings are as follows:

For the purposes of all agreed-upon procedures, we were instructed by the Company that:

(i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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Unless otherwise indicated, the following are defined for the purposes of our procedures:

● The phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

● The phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

● The phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, the Contract Agreement, and the Company’s loan servicing systems (Salesforce and Aspire).

Due diligence agreed-upon procedures

On June 9, 2025, and with updates through June 17, 2025, the Company provided us with a computer readable Data File (the “Data File”) containing certain characteristics of the business advances and business loans (the “Assets”) included in the Securitization. We performed the procedures indicated below on the Assets.

As instructed by Truist, on behalf of the Company, Grant Thornton selected the largest 100 assets and another 100 assets on a random basis from the Data File. For each of the selected Assets, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available Source Documents.

The procedures we performed on the Assets are listed below:

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Business name	Salesforce
2	Industry	Salesforce
3	FICO Score (at time of application)	Salesforce
4	Inception date	Contract Agreement
5	Years in business (at time of application)	Salesforce
6	Outstanding Receivables Balance or Unamortized Purchase Amount (as of the end of the applicable Collection Period)	Salesforce / Aspire
7	Contract Sell Rate	Salesforce
8	State of business address	Contract Agreement
9	Expected maturity date (Business Loans only)	Salesforce

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10	Business Term or Underwritten Collection Period	Contract Agreement
11	Remaining Term or Underwritten Collection Period	Contract Agreement / Salesforce
12	Material Modification flag (as of the end of the applicable Collection Period) (Y/N)	Aspire
13	Electronic vs. non-electronic payments	Salesforce
14	Delinquency status (as of the end of the applicable Collection Period)	Salesforce
15	Past due amount	Salesforce
16	Pacing	Salesforce / Aspire
17	Missed payment factor	Salesforce
18	Product Type	Contract Agreement

The Company instructed us to use the following methodology:

For Characteristics 1 through 4, 8 and 9, 12 through 15, and 18, we compared and agreed the information to the Source Documents. For Characteristics 5 through 7, 10 and 11, and 16 and 17, we recomputed and agreed the information to the Source Documents.

For “Years in business (at time of application)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	(Funded Date - Inception Date) / 365

For “Outstanding Receivables Balance or Unamortized Purchase Amount (as of the end of the applicable Collection Period)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Repayment Amount - Payments made up to and including the cut-off date

For “Contract Sell Rate”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Repayment Amount / Funding Amount

For “Business Term or Underwritten Collection Period”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	If Payment Frequency is weekly, divide the number of payments by 52 and multiply by 12
-	If Payment Frequency is monthly, multiply the number of payments by 1

For “Remaining Term or Underwritten Collection Period”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Business Days since first invoice / 21 assumed business days per month
-	Business Days since first invoice = Total Term (days) – Business days since first invoice due date
-	Total Term (days) = Total Term (months) * 21 assumed business days per month

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-	Business days since first invoice due date = NETWORKDAYS (first payment due date, cut-off date, Holidays)

For “Electronic vs. non-electronic payments”, we were instructed by the Company, that if the Region field within the Account Information section has the text "Elite", the value is ISO. If the Region field has any other text, the value is ELC.

For “Pacing”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Amount Paid / Expected Amount Paid

For “Missed payment factor”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Past Due Amount / Payment Amount

We noted no unresolved discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

●	addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

●	addressing the value of collateral securing any such assets being securitized;

●	addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

●	satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

●	addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;

●	forming any conclusions; and

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● any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Newport Beach, California
June 19, 2025